UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2025

Trailblazer Merger Corporation I
(Exact name of registrant as specified in its charter)

Delaware	001-41668	87-3710376
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Madison Avenue, Suite 1401 New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 586-8224
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	TBMC	The Nasdaq Stock Market LLC
Rights	TBMCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As of November 24, 2025, Trailblazer Merger Corporation I (the “Company”) entered into an amendment (the “Amendment”) to the Second Amended and Restated Promissory Note (the “Note”) with Trailblazer Sponsor Group, LLC, pursuant to which the amount of the Note was increased by $250,000 to $4,580,000.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 25, 2025,Trailblazer Merger Corporation I (the “Company”) received a letter from Nasdaq (the “Notice”) which notified the Company that, for 30 consecutive business days, the Company’s market value of listed securities (“MVLS”) closed below the $50,000,000 MVLS threshold required for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until May 24, 2026 (the “MVLS Compliance Period”), to regain compliance with the MVLS Rule. The Notice notes that, to regain compliance, the Company’s MVLS must close at or above $50,000,000 for a minimum of ten consecutive business days during the MVLS Compliance Period. The Notice further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that the Company then satisfies the requirements for continued listing on that market). If the Company does not regain compliance by the end of the MVLS Compliance Period, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. At that time, the Company may appeal any such delisting determination to a hearings panel.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market.

The Company intends to actively monitor the Company’s MVLS between now and May 24, 2026, and may, if appropriate, evaluate available options to resolve the deficiencies and regain compliance with the MVLS Rule. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards.

Item 8.01 Other Events

Extension of Business Combination Period to December 31, 2025

As previously disclosed, on September 29, 2025, the Company held an annual meeting of stockholders to consider, among other things, proposals to amend the Company’s amended and restated certificate of incorporation in order to extend the time the Company has to complete its initial business combination from September 30, 2025 to March 30 2026, or such earlier date as determined by the Company’s board of directors (the “Board”), in its sole discretion, and to allow the Company, without another stockholder vote, to elect to extend the termination date by one additional month each, for a total of six additional months, unless the closing of the Company’s initial business combination shall have occurred prior thereto.

The Company has funded the extension that had previously been approved by the Board by depositing $11,648.56 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from November 30, 2025 to December 31, 2025.

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Important Information About the Business Combination and Where to Find It

On July 22, 2024, Trailblazer Merger Corporation I (“Parent”), a Delaware corporation, entered into a merger agreement, by and among Parent, Trailblazer Merger Sub, Ltd., an Israeli company and a direct, wholly owned subsidiary of Parent (“Merger Sub”), Trailblazer Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Holdings”), and Cyabra Strategy Ltd., a private company organized in Israel (the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, (a) Parent shall merge with and into Holdings and Holdings shall be the survivor of such merger (the “Parent Merger” and all references to Parent subsequent to the Parent Merger shall be intended to refer to Holdings as the survivor of the Parent Merger) and (b) Merger Sub shall merge with and into the Company, with the Company being the surviving entity (the “Merger”), following which Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent (the “Surviving Corporation”). In connection with the Merger, Parent will be renamed “Cyabra, Inc.”

The Merger will be submitted to shareholders of Parent for their consideration. Holdings has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC which includes a preliminary proxy statement of Parent and a preliminary prospectus of Holdings (a “Proxy Statement/Prospectus”). Once the Registration Statement has been declared effective, a definitive Proxy Statement/Prospectus will be mailed to Parent’s shareholders as of a record date to be established for voting on the Merger. Parent may also file other relevant documents regarding the Merger with the SEC. Parent’s shareholders and other interested persons are advised to read the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with Parent’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Merger, because these documents will contain important information about Holdings, Parent, the Company and the Merger. Shareholders may also obtain a copy of any preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Merger and other documents filed with the SEC by Holdings or Parent, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Parent’s Chief Development Officer at 510 Madison Avenue, Suite 1401, New York, NY 10022.

Participants in the Solicitation

Parent and the Company and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of Parent and the Company and a description of their interests in Parent, the Company and the Merger are set forth in Parent’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 25, 2025, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements regarding the anticipated benefits of the Merger, the anticipated timing of the Merger, the implied enterprise value, future financial condition and performance of the Company and the combined company after the Closing and expected financial impacts of the Merger, the satisfaction of closing conditions to the Merger, the level of redemptions of Parent’s public stockholders and the products and markets and expected future performance and market opportunities of the Company. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Parent’s and Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parent and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Parent’s securities, (ii) the risk that the transaction may not be completed by Parent’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Parent, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of Parent and the Company, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vi) risks that the proposed transaction disrupts current plans of the Company and potential difficulties in Company employee retention as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against the Company or against Parent related to the Merger Agreement or the proposed transaction, (viii) the ability to maintain the listing of Parent’s securities on Nasdaq, (ix) the price of Parent’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. You should carefully consider the foregoing factors and the other risks and uncertainties as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Parent’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 25, 2025, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that Parent has filed, or will file, with the SEC. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Parent nor Company presently know or that Parent and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Parent’s and Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Parent and Company anticipate that subsequent events and developments will cause Parent’s and Company’s assessments to change. However, while Parent and Company may elect to update these forward-looking statements at some point in the future, Parent and Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Parent’s and Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K . Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Merger, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
10.1	Amendment to Second Amended and Restated Promissory Note, dated as of November 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2025

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Title:	Chief Executive Officer